# C  \NGE IN TERMS AGREEMEI

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $503,127.75 | 11-01-2010 | 11-01-2011 | 930485000 | | | MO | |

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

**Borrower:** Hydrodynamic Technology, Inc.
Cavitation Technologies, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**Lender:** National Bank of California
Corporate Banking Department
12121 Wilshire Boulevard
14th Floor
Brentwood, CA 90025

**Principal Amount: $503,127.75**

**Date of Agreement: November 1, 2010**

**DESCRIPTION OF EXISTING INDEBTEDNESS:** The Promissory Note dated February 7, 2007 in the amount of $700,000.00 and subsequent Change in Terms Agreements dated January 18, 2008, April 2, 2008, July 2, 2008, January 2, 2009, May 1, 2009, August 1, 2009, and August 1, 2010, with an outstanding principal balance of $503,127.75.

**DESCRIPTION OF CHANGE IN TERMS:** The Maturity of the Note is hereby extended from November 1, 2010 to November 1, 2011. ✓

The paragraph entitled "PAYMENT" is hereby deleted in its entirety and the following language is inserted in its place:

"PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 11 regular payments of $6,000.39 each and one irregular last payment estimated at $474,171.06. Borrower's first payment is due December 1, 2010, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on November 1, 2011, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing."

**INTEREST CALCULATION METHOD.** Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

The interest rate floor on the Note is hereby increased from 7.000% to 7.500%. ✓

Cavitation Technologies, Inc. is hereby added as a Co-Borrower.

Concurrently herewith, Borrower will execute a Business Loan Agreement, a Commercial Security Agreement, two Corporate Resolutions to Borrow/Grant Collateral/Subordinate Debt, and three Agreements to Provide Insurance as a condition of the Change in Terms Agreement.

Concurrently herewith, Roman Gordon and Igor Gorodnitsky will execute Commercial Guaranties as a condition of the Change in Terms Agreement.

**CONTINUING VALIDITY.** Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers or endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

**PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.**

**BORROWER:**

**HYDRODYNAMIC TECHNOLOGY, INC.**

By: ______________________________
Igor Gorodnitsky, President / CFO of Hydrodynamic Technology, Inc.

By: ______________________________
Roman Gordon, CEO / Secretary of Hydrodynamic Technology, Inc.

**CAVITATION TECHNOLOGIES, INC.**

By: ______________________________
Roman Gordon, CEO/Secretary of Cavitation Technologies, Inc.

See next page for additional signers

**PRIOR TO SIGNING THIS AGREEMENT, GUARANTORS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. GUARANTORS AGREE TO THE TERMS OF THE AGREEMENT.**

**GUARANTORS:**

X______________________________
Roman Gordon

X______________________________
Igor Gorodnitsky

# CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL / SUBORDINATE DEBT

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $503,127.75 | 11-01-2010 | 11-01-2011 | 930485000 | | | MO | |

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

**Borrower:** Hydrodynamic Technology, Inc.
Cavitation Technologies, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**Lender:** National Bank of California
Corporate Banking Department
12121 Wilshire Boulevard
14th Floor
Brentwood, CA 90025

**Corporation:** Hydrodynamic Technology, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:**

**THE CORPORATION'S EXISTENCE.** The complete and correct name of the Corporation is Hydrodynamic Technology, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 10019 Canoga Avenue, Chatsworth, CA 91311. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

**RESOLUTIONS ADOPTED.** At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on **November 1, 2010**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

**OFFICERS.** The following named persons are officers of Hydrodynamic Technology, Inc.:

| NAMES | TITLES | AUTHORIZED | ACTUAL SIGNATURES |
|---|---|---|---|
| Igor Gorodnitsky | President / CFO | Y | X_______________ |
| Roman Gordon | CEO / Secretary | Y | X_______________ |

**ACTIONS AUTHORIZED.** All of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, all of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

**Borrow Money.** To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

**Execute Notes.** To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

**Grant Security.** To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

**Execute Security Documents.** To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

**Subordination.** To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Corporation of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Corporation's Officers and Lender and in such amounts as in their judgment should be subordinated.

**Negotiate Items.** To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the

same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

**Further Acts.** In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury**, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

**ASSUMED BUSINESS NAMES.** The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

**MULTIPLE BORROWERS.** The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

**NOTICES TO LENDER.** The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

**CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.** The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

**NO CORPORATE SEAL.** The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

**CONTINUING VALIDITY.** Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

**IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.**

**We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral / Subordinate Debt is dated November 1, 2010.**

**CERTIFIED TO AND ATTESTED BY:**

X ______________________________
Igor Gorodnitsky, President / CEO of Hydrodynamic Technology, Inc.

X ______________________________
Roman Gordon, CEO / Secretary of Hydrodynamic Technology, Inc.

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

# CORPORATE RESOLUTIO TO BORROW / GRANT COL TERAL / SUBORDINATE DEBT

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $503,127.75 | 11-01-2010 | 11-01-2011 | 930485000 | | | MO | |

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

**Borrower:** Hydrodynamic Technology, Inc.
Cavitation Technologies, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**Lender:** National Bank of California
Corporate Banking Department
12121 Wilshire Boulevard
14th Floor
Brentwood, CA 90025

**Corporation:** Cavitation Technologies, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:**

**THE CORPORATION'S EXISTENCE.** The complete and correct name of the Corporation is Cavitation Technologies, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. The Corporation is duly authorized to transact business in the State of California and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 10019 Canoga Avenue, Chatsworth, CA 91311. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

**RESOLUTIONS ADOPTED.** At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on **November 1, 2010**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

**OFFICER.** The following named person is an officer of Cavitation Technologies, Inc.:

| NAMES | TITLES | AUTHORIZED | ACTUAL SIGNATURES |
|---|---|---|---|
| Roman Gordon | CEO/Secretary | Y | X [signature] |

**ACTIONS AUTHORIZED.** The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

**Borrow Money.** To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

**Execute Notes.** To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

**Grant Security.** To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

**Execute Security Documents.** To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

**Subordination.** To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Corporation of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Corporation's Officers and Lender and in such amounts as in his or her judgment should be subordinated.

**Negotiate Items.** To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

**Further Acts.** In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury**, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

**ASSUMED BUSINESS NAMES.** The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

**MULTIPLE BORROWERS.** The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

**NOTICES TO LENDER.** The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

**CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.** The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

**NO CORPORATE SEAL.** The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

**CONTINUING VALIDITY.** Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

**IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.**

**I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral / Subordinate Debt is dated November 1, 2010.**

**CERTIFIED TO AND ATTESTED BY:**

X ______________________________
Roman Gordon, CEO/Secretary of Cavitation Technologies, Inc.

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.